EXHIBIT 99.1
                                                                    ------------

                                                        For further information:
                                                               Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7100

FOR IMMEDIATE RELEASE

              PRIVATEBANCORP REPORTS RECORD FOURTH QUARTER EARNINGS
            EARNINGS PER SHARE UP 58 PERCENT OVER FOURTH QUARTER 2001

         Chicago, IL, January 21, 2003 -- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the fourth quarter ended December 31, 2002 was $3.2 million, or $0.41 per diluted share, an increase in diluted earnings per share of 58 percent over fourth quarter 2001 net income of $1.9 million or $0.26 per diluted share. All per share amounts have been adjusted to reflect the three-for-two stock split, effected in the form of a 50 percent stock dividend, paid to shareholders on January 17, 2003. Net income for the twelve months ended December 31, 2002 was $11.0 million, or $1.42 per diluted share, an increase in diluted earnings per share of 67 percent compared to net income of $6.2 million, or $0.85 per diluted share, for the same period last year.

         "During the fourth quarter of 2002, we continued our trend of strong quarterly performance in spite of the slow-growth economic conditions experienced nationally. Our quarterly earnings performance was fueled by solid loan growth, stable margins and improvements in banking, and trust services fee income," said Ralph B. Mandell, Chairman, President and CEO, "At year-end, The PrivateBank & Trust Company subsidiary acquired a controlling interest in a Chicago based asset manager, Lodestar Investment Counsel, enhancing our wealth management capabilities and increasing client assets under management to $1.2 billion at year end."

         "Asset quality remains very strong with nonperforming loans to total loans at 0.14 of one percent and nonaccrual loans to total loans at 0.08 of one percent," said Mandell.

         Deposits grew by 4 percent during the quarter to $1.20 billion, compared to total deposits of $1.16 billion as of September 30, 2002. Deposits as of December 31, 2002 increased by 42 percent from $850.5 million at December 31, 2001. Loans outstanding increased by 6 percent during the quarter to $965.6 million at December 31, 2002, from $913.2 million at September 30, 2002, and 24 percent from $780.8 million at December 31, 2001.

         Net interest income totaled $11.8 million in the fourth quarter of 2002, an increase of 49 percent over fourth quarter 2001 net interest income of $7.9 million, due to growth in average earning assets between periods as well as higher net interest margin compared to the prior year quarter. Net interest income in the fourth quarter of 2002 increased 13 percent over third quarter 2002 net interest income of $10.4 million due to growth in average earning assets during the quarter. Average earning assets during the period were $1.4 billion, compared to $1.3 billion in the third quarter 2002 and $908.6 million in the prior year quarter, an increase of 8 percent since the third quarter 2002 and an increase of 52 percent since the prior year quarter. Net interest margin (on a tax equivalent basis) was 3.56 percent in the fourth quarter of 2002, versus 3.28 percent in the fourth quarter of 2001 and 3.46 percent in the third quarter of 2002. The improvement in net interest margin during the fourth quarter as compared to the third quarter 2002 reflects the impact of a one percentage point increase in the Federal Home Loan Bank ("FHLB") dividend rate from 5 to 6 percent that was received by the Company during the fourth quarter. Excluding the impact of the FHLB dividend rate increase, net interest margin for the fourth quarter 2002 was relatively unchanged from third quarter 2002 net interest margin.

         Noninterest income for the quarter decreased to $1.4 million, reflecting a decrease of $960,000, or 41 percent, from $2.3 million reported in the fourth quarter of 2001. The decrease in noninterest income is attributable primarily to the recognition of net investment securities losses in the fourth quarter of 2002 compared to $1.2 million of net investment securities gains reported in the fourth quarter of 2001. Net investment securities losses of $313,000 during the fourth quarter of 2002 were attributable primarily to a charge of $500,000 related to an additional permanent impairment write-down on the Company's interest-only collateralized mortgage obligation ("CMO") portfolio due to accelerated mortgage prepayments experienced during the quarter. The remaining carrying value of the Company's interest-only collateralized mortgage obligation ("CMO") portfolio at December 31, 2002 was $1.1 million. Additionally, the fair market value adjustment on a previously disclosed $25.0 million 10-year for 3-month LIBOR interest rate swap resulted in trading losses of $282,000 during the fourth quarter of 2002.

         Banking, trust services and other income increased 72 percent, or $826,000, over the prior year quarter, primarily due to fees earned on the sale of mortgage loans. Gross loan fees from the sale of residential loans in the secondary market increased by $694,000 to $821,000 during the current quarter versus the prior year quarter. Income from banking and other services increased by 25 percent to $314,000 during the quarter ended December 31, 2002 as compared to the prior year quarter. Trust revenues increased by 7 percent to $690,000 as compared to the fourth quarter 2001. Trust assets under administration increased to $757.9 million at December 31, 2002 compared to $722.7 million at December 31, 2001. Including the Lodestar acquisition, PrivateBancorp had approximately $1.2 billion in client assets under management in the Company's wealth management area at December 31, 2002.

         Noninterest expense increased to $7.9 million in the fourth quarter of 2002 from $6.6 million in the fourth quarter of 2001. The 20 percent increase in noninterest expense between periods is attributable to increased costs associated with the greater scope of operations. Our full-time equivalent (FTE) employees increased to 184 from 161 a year ago. The efficiency ratio improved to
57.3 percent in the fourth quarter of 2002 down from 60.9 percent in the prior year quarter and up slightly from 56.3 percent in the third quarter 2002.

         At December 31, 2002, nonperforming loans as a percentage of total loans were 0.14 percent, versus 0.33 percent at September 30, 2002 and 0.41 percent at December 31, 2001. At December 31, 2002, nonaccrual loans as a percentage of total loans were 0.08 percent versus 0.05 percent at September 30, 2002 and 0.09 percent at December 31, 2001. Net recoveries totaled $29,000 in the quarter ended December 31, 2002 versus net charge offs of $95,000 in the third quarter 2002 and $509,000 in the year-earlier quarter. Our allowance as a percentage of total loans increased to 1.20 percent from 1.17 percent at the end of the third quarter 2002 and up from 1.06 percent at December 31, 2001.

         PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely-held businesses and commercial real estate investors. The Company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The PrivateBank and Trust Company subsidiary has a controlling interest in a Chicago-based investment advisor, Lodestar Investment Counsel, Inc. The Company, which had assets of $1.5 billion at December 31, 2002, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, Winnetka, and Geneva, Illinois, and in St. Louis, Missouri.

Additional information can be found in the Investor Relations section of PrivateBancorp, Inc.'s website at www.privatebk.com.

Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and
Section 27A of the Securities Act of 1933, as amended. The

Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, further declines in market rates of interest and fluctuations in loan and deposit pricing, greater than anticipated deterioration in asset quality due to a prolonged economic downturn in the greater Chicago and St. Louis metropolitan areas or nationally, or other unanticipated circumstances, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update publicly any of these statements in light of future events.

Editor's Note:  Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                           THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                              DECEMBER 31,                       DECEMBER 31,
                                                    ------------------------------     ------------------------------
                                                         2002             2001             2002              2001
                                                       UNAUDITED       UNAUDITED         UNAUDITED        UNAUDITED
                                                    --------------   -------------     --------------   -------------
INTEREST INCOME
Interest and fees on loans..................          $   14,043       $   12,311        $   52,560       $   50,975
Interest on investment securities...........               5,507            4,144            19,156           14,377
Interest on short-term investments..........                  63               13               126              244
                                                      ----------       ----------        ----------       ----------
   Total Interest Income....................              19,613           16,468            71,842           65,596
                                                      ----------       ----------        ----------       ----------

INTEREST EXPENSE
Interest on deposits........................               5,957            6,425            23,978           29,579
Interest on borrowings......................               1,358            1,638             5,325            6,327
Interest on long-term debt -- Trust Preferred
   Securities...............................                 485              485             1,939            1,731
                                                      ----------       ----------        ----------       ----------
   Total Interest Expense...................               7,800            8,548            31,242           37,637
                                                      ----------       ----------        ----------       ----------

NET INTEREST INCOME                                       11,813            7,920            40,600           27,959
Provision for loan losses...................                 914            1,257             3,862            3,179
                                                      ----------       ----------        ----------       ----------
   Net Interest Income After Provision......              10,899            6,663            36,738           24,780
                                                      ----------       ----------        ----------       ----------

NON INTEREST INCOME
Banking, trust services and other income....               1,975            1,149             7,081            4,028
Net securities (losses) gains...............                (313)           1,191                11            2,095
Trading losses on interest rate swap........                (282)              --              (943)              --
                                                      ----------       ----------        ----------       ----------
   Total Non Interest Income................               1,380            2,340             6,149            6,123
                                                      ----------       ----------        ----------       ----------

NON INTEREST EXPENSE
Salaries and benefits.......................               3,903            2,519            13,979            9,111
Other operating expenses....................               4,031            3,901            14,628           12,717
Amortization of goodwill....................                  --              206                --              824
                                                      ----------       ----------        ----------       ----------
   Total Non Interest Expense...............               7,934            6,626            28,607           22,652
                                                      ----------       ----------        ----------       ----------
INCOME BEFORE INCOME TAXES..................               4,345            2,377            14,280            8,251
Income tax expense..........................               1,125              459             3,273            2,051
                                                      ----------       ----------        ----------       ----------
   Net Income...............................          $    3,220       $    1,918        $   11,007       $    6,200
                                                      ==========       ==========        ==========       ==========
Weighted Average Shares O/S.................           7,422,471        7,160,358         7,370,631        7,057,230
Diluted Average Shares O/S..................           7,912,101        7,427,007         7,775,481        7,274,469

EARNINGS PER SHARE
Basic.......................................          $     0.43       $     0.27        $     1.49       $     0.88
Diluted.....................................          $     0.41       $     0.26        $     1.42       $     0.85



NOTE 1: Certain reclassifications have been made to prior period statements to place them on a basis comparable with the current period financial statements.

NOTE 2: All previously reported share and per share data has been restated to reflect the 3-for-2 stock split which occurred on January 17, 2003.

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                DECEMBER 31,      SEPTEMBER 30,    DECEMBER 31,
                                                                    2002(1)           2002             2001
                                                                ------------     --------------   -------------
                                                                 UNAUDITED         UNAUDITED
ASSETS
Cash and due from banks.....................................      $   34,529        $   44,561       $   22,283
Short-term investments......................................             258             3,848              518
Investment securities -- available for sale..................        487,020           403,192          332,933
Loans held for sale.........................................          14,321             9,062           11,335
Loans.......................................................         965,641           913,197          780,771
Allowance for loan losses...................................         (11,585)          (10,642)          (8,306)
                                                                  ----------        ----------       ----------
   Net loans................................................         954,056           902,555          772,465

Premises and equipment, net.................................           6,851             6,378            3,814
Goodwill and other intangibles..............................          21,742            10,805           10,805
Other assets................................................          24,637            23,925           22,615
                                                                  ----------        ----------       ----------
   Total Assets.............................................      $1,543,414        $1,404,326       $1,176,768
                                                                  ==========        ==========       ==========
LIABILITIES
Non-interest bearing deposits...............................      $   88,986        $   80,994       $   73,146
Interest bearing deposits...................................       1,116,285         1,082,333          777,349
                                                                  ----------        ----------       ----------
   Total deposits...........................................       1,205,271         1,163,327          850,495
                                                                  ----------        ----------       ----------

Borrowings..................................................         209,954           125,422          231,488
Long-term debt -- Trust Preferred Securities................          20,000            20,000           20,000
Other liabilities...........................................          19,064            16,296           12,481
Minority interest in Lodestar Investment Counsel............              33                --               --
                                                                  ----------        ----------       ----------
   Total Liabilities........................................      $1,454,322        $1,325,045       $1,114,464
                                                                  ==========        ==========       ==========

STOCKHOLDERS' EQUITY
Common stock and surplus....................................      $   53,071        $   47,411       $   46,320
Retained earnings...........................................          27,784            24,760           17,468
Accumulated other comprehensive income......................           8,826             8,721              323
Deferred compensation.......................................            (589)             (661)            (857)
Loans to executive officers.................................              --              (950)            (950)
                                                                  ----------        ----------       ----------
   Total Stockholders' Equity...............................      $   89,092        $   79,281       $   62,304
                                                                  ----------        ----------       ----------
   Total Liabilities and Stockholders' Equity...............      $1,543,414        $1,404,326       $1,176,768
                                                                  ==========        ==========       ==========
Book Value Per Share........................................      $    11.56        $    10.71       $     8.65

---------------------------
(1)     Reflects the consummation of the acquisition of a controlling interest in Lodestar
        Investment Counsel on December 30, 2002.

NOTE 1: Certain reclassifications have been made to prior period statements to place them on a basis comparable with the current period financial statements.

NOTE 2: All previously reported share and per share data has been restated to reflect the 3-for-2 stock split which occurred on January 17, 2003.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                               4Q02          3Q02           2Q02          1Q02          4Q01
                                             --------      --------      ---------      --------     ---------
KEY STATISTICS
Net income..............................       $3,220        $3,033         $2,610        $2,144        $1,918
Basic earnings per share................       $ 0.43        $ 0.41         $ 0.35        $ 0.29        $ 0.27
Diluted earnings per share..............       $ 0.41        $ 0.39         $ 0.33        $ 0.28        $ 0.26

Return on average total assets..........         0.88%         0.89%          0.82%         0.73%         0.70%
Return on average total equity..........        15.99%        15.86%         15.07%        13.35%        12.18%
Dividend payout ratio...................         6.14%         6.51%          5.66%         6.88%         7.51%

Non-interest income to average assets...         0.38%         0.41%          0.65%         0.44%         0.86%
Non-interest expense to average assets..         2.16%         2.08%          2.24%         2.19%         2.43%
Net overhead ratio(1)...................         1.78%         1.68%          1.59%         1.75%         1.57%
Efficiency ratio(2).....................         57.3%         56.3%          55.4%         62.5%         60.9%

Net interest margin(3)..................         3.56%         3.46%          3.53%         3.18%         3.28%
Yield on average earning assets.........         5.79%         5.90%          6.03%         6.02%         6.57%
Cost of average interest-bearing
   liabilities..........................         2.42%         2.63%          2.69%         3.06%         3.59%
Net interest spread(4)..................         3.37%         3.27%          3.34%         2.96%         2.98%
Net interest income to total income(5)..        56.92%        52.39%         56.15%        51.46%        38.19%
Tax equivalent adjustment to net
   interest income......................       $  661        $  756         $  790        $  687        $  611

---------------------------
(1) Non-interest expense less non-interest income divided by average total assets.
(2) Non-interest expense divided by the sum of net interest income, on a tax equivalent basis, plus non-interest income.
(3) Net interest income, on a tax equivalent basis, divided by average interest-earning assets.
(4) Yield on average interest-earning assets less rate on average interest-bearing liabilities.
(5) Net interest income less securities gains divided by total income less security gains.

NOTE 1: All previously reported share and per share data has been restated to reflect the 3-for-2 stock split which occurred on January 17, 2003.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                               4Q02           3Q02          2Q02           1Q02          4Q01
                                              ------         ------        ------         ------        ------
BALANCE SHEET RATIOS
Loans to deposits (period end).........        80.12%         78.50%        80.58%         79.69%        91.80%
Average interest-earning assets to
   average interest-bearing liabilities        108.2          108.0         107.8          107.5         108.9

PER SHARE DATA
Dividends..............................   $     0.03     $     0.03    $     0.02     $     0.02    $     0.02
Book value (period end)................   $    11.56     $    10.71    $     9.71     $     8.80    $     8.65
Tangible book value (period end).......   $     8.74     $     9.25    $     8.25     $     7.34    $     7.15

SHARE PRICE DATA
Closing Price (period end).............   $    25.24     $    20.38    $    20.10     $    16.33    $    13.09
Diluted earnings multiple..............        15.52x         13.17x        15.35x         14.70x        12.69x
Book value multiple (period end).......         2.18x          1.90x         2.07x          1.86x         1.51x

COMMON STOCK INFORMATION
Outstanding shares at end of period....    7,704,203      7,404,234     7,382,370      7,375,530     7,206,420

NUMBER OF SHARES USED TO COMPUTE:
Basic earnings per share...............    7,422,471      7,392,542     7,378,748      7,287,033     7,160,358
Diluted earnings per share.............    7,912,101      7,809,603     7,808,900      7,613,646     7,427,007

CAPITAL RATIOS (PERIOD END):
Total equity to total assets...........         5.77%          5.65%         5.38%          5.27%         5.29%
Total risk-based capital ratio.........         8.29%          9.10%         9.37%          9.93%         9.71%
Tier-1 risk-based capital ratio........         6.91%          7.61%         7.84%          8.37%         8.18%
Leverage ratio.........................         5.47%          5.91%         6.07%          6.25%         6.64%

NOTE: All previously reported share and per share data has been restated to reflect the 3-for-2 stock split which occurred on January 17, 2003.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                             (DOLLARS IN THOUSANDS)


                                                4Q02          3Q02          2Q02           1Q02          4Q01
                                               ------        ------        ------         ------        ------
SUMMARY INCOME STATEMENT
INTEREST INCOME
Loans, including fees...................       $14,043       $13,704       $12,665        $12,148       $12,311
Securities..............................         5,507         4,557         4,886          4,206         4,144
Short term investments..................            63            38             8             17            13
                                               -------       -------       -------        -------       -------
   Total interest income................        19,613        18,299        17,559         16,371        16,468

INTEREST EXPENSE........................         7,800         7,856         7,579          8,007         8,548
                                               -------       -------       -------        -------       -------
Net interest income.....................        11,813        10,443         9,980          8,364         7,920
Provision for loan losses...............           914           828         1,609            511         1,257
                                               -------       -------       -------        -------       -------
   Net interest income after provision
      for loan losses...................        10,899         9,615         8,371          7,853         6,663
                                               -------       -------       -------        -------       -------

NON INTEREST INCOME
Banking, trust services and other income         1,975         1,763         1,802          1,542         1,149
Net securities (losses) gains...........          (313)          280           274           (230)        1,191
Trading losses on interest rate swap....          (282)         (662)           --             --            --
                                               -------       -------       -------        -------       -------
   Total non-interest income............         1,380         1,381         2,076          1,312         2,340
                                               -------       -------       -------        -------       -------

NON INTEREST EXPENSE
Salaries and employee benefits..........         3,903         3,393         3,469          3,214         2,519
Goodwill................................            --            --            --             --           206
Occupancy expense.......................         1,319         1,227         1,206          1,139         1,325
Other non interest expense..............         2,712         2,468         2,438          2,119         2,576
                                               -------       -------       -------        -------       -------
   Total non interest expense...........         7,934         7,088         7,113          6,472         6,626
                                               -------       -------       -------        -------       -------
Income before income taxes..............         4,345         3,908         3,334          2,693         2,377
Provision for income taxes..............         1,125           875           724            549           459
                                               -------       -------       -------        -------       -------
   Net income...........................       $ 3,220       $ 3,033       $ 2,610        $ 2,144       $ 1,918
                                               =======       =======       =======        =======       =======


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                             (DOLLARS IN THOUSANDS)


                                                4Q02          3Q02          2Q02           1Q02          4Q01
                                               ------        ------        ------         ------        ------
CREDIT QUALITY
KEY RATIOS
Net charge-offs (recoveries) to average
   loans................................        (0.01)%        0.04%          0.24%          0.01%         0.27%
Total non-performing loans to total
   loans................................         0.14%         0.33%          0.37%          0.37%         0.41%
Total non-performing assets to total
   assets...............................         0.09%         0.21%          0.24%          0.24%         0.27%
Nonaccrual loans to:
   total loans..........................         0.08%         0.05%          0.07%          0.19%         0.09%
   total assets.........................         0.05%         0.03%          0.05%          0.12%         0.06%
Allowance for loan losses to:
   total loans..........................         1.20%         1.17%          1.14%          1.12%         1.06%
   non-performing loans.................          828%          357%           313%           303%          262%
   nonaccrual loans.....................         1547%         2475%          1527%           603%         1250%

NON-PERFORMING ASSETS:
Loans delinquent over 90 days...........      $   650       $ 2,549         $2,518         $1,448        $2,504

Nonaccrual loans........................          749           430            649          1,458           664
                                              -------       -------         ------         ------        ------
   Total non-performing assets..........      $ 1,399       $ 2,979         $3,167         $2,906        $3,168
                                              =======       =======         ======         ======        ======

NET LOAN CHARGE-OFFS:
Loans charged off.......................      $     4       $   165         $  515         $   66        $  521
Recoveries..............................           33            70             25             39            12
                                              -------       -------         ------         ------        ------
   Net (recoveries) charge-offs.........      $   (29)      $    95         $  490         $   27        $  509
                                              =======       =======         ======         ======        ======
PROVISION FOR LOAN LOSSES...............      $   914       $   828         $1,609         $  511        $1,257
                                              =======       =======         ======         ======        ======

ALLOWANCE FOR LOAN LOSSES SUMMARY
Balance at beginning of period..........      $10,642       $ 9,909         $8,790         $8,306        $7,558
Provision...............................          914           828          1,609            511         1,257
Net (recoveries) charge-offs............          (29)           95            490             27           509
                                              -------       -------         ------         ------        ------
   Ending Allowance for Loan Losses.....      $11,585       $10,642         $9,909         $8,790        $8,306
                                              =======       =======         ======         ======        ======

NET LOAN CHARGE-OFFS (RECOVERIES):
Commercial real estate..................           --            --             --             --            --
Residential real estate.................           --            --             --             --            --
Commercial..............................      $    (2)      $    46         $  481         $   18        $  438
Personal................................          (27)           49              9              9            71
Home equity.............................           --            --             --             --            --
Construction............................           --            --             --             --            --
                                              -------       -------         ------         ------        ------
   Total net loan (recoveries)
      charge-offs.......................      $   (29)      $    95         $  490         $   27        $  509
                                              =======       =======         ======         ======        ======


                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                              DECEMBER 31,     SEPTEMBER 30,       JUNE 30,         MARCH 31,       DECEMBER 31,
                                  2002(1)          2002             2002             2002              2001
                              ------------     -------------       ---------        ---------       ------------
                                UNAUDITED        UNAUDITED         UNAUDITED        UNAUDITED
ASSETS
Cash and due from banks..      $   34,529       $   44,561        $   39,625       $   25,852       $   22,283
Short-term investments...             258            3,848                75            3,558              518
Investment securities --
   available for sale....         487,020          403,192           392,090          388,728          332,933
Loans held for sale......          14,321            9,062             3,913            1,785           11,335
Loans....................         965,641          913,197           865,778          782,434          780,771
   Less:  Allowance for
      loan losses........         (11,585)         (10,642)           (9,909)          (8,790)          (8,306)
                               ----------       ----------        ----------       ----------       ----------
   Net loans.............         954,056          902,555           855,869          773,644          772,465
                               ----------       ----------        ----------       ----------       ----------
Premises and equipment,
   net...................           6,851            6,378             6,455            4,026            3,814
Goodwill and other
   intangibles...........          21,742           10,805            10,805           10,805           10,805
Other assets.............          24,637           23,925            23,176           22,810           22,615
                               ----------       ----------        ----------       ----------       ----------
      Total Assets.......      $1,543,414       $1,404,326        $1,332,008       $1,231,208       $1,176,768
                               ==========       ==========        ==========       ==========       ==========

LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits..............      $   88,986       $   80,994        $   81,421       $   62,359       $   73,146
Interest bearing demand
   deposits..............          64,893           57,575            54,694           54,214           52,061
Savings and money market
   deposits..............         488,941          431,455           412,570          369,811          362,987
Time deposits............         562,451          593,303           525,790          495,481          362,301
                               ----------       ----------        ----------       ----------       ----------
   Total deposits........       1,205,271        1,163,327         1,074,475          981,865          850,495
Funds borrowed...........         209,954          125,422           154,499          155,523          231,488
Long-term debt -- Trust
   Preferred Securities..          20,000           20,000            20,000           20,000           20,000
Minority Interest in
   Lodestar Investment
   Counsel...............              33               --                --               --               --
Other liabilities........          19,064           16,296            11,337            8,894           12,481
                               ----------       ----------        ----------       ----------       ----------
   Total liabilities.....       1,454,322        1,325,045         1,260,311        1,166,282        1,114,464
Stockholders' equity.....          89,092           79,281            71,697           64,926           62,304
                               ----------       ----------        ----------       ----------       ----------
   Total Liabilities and
      Stockholders'
      Equity.............      $1,543,414       $1,404,326        $1,332,008       $1,231,208       $1,176,768
                               ==========       ==========        ==========       ==========       ==========

---------------------------
(1)     Reflects the consummation of the acquisition of a controlling interest in Lodestar Investment Counsel on December 30, 2002.

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                 DECEMBER 31,     SEPTEMBER 30,      JUNE 30,         MARCH 31,        DECEMBER 31,
                                     2002              2002            2002              2002              2001
                                 ------------     -------------      --------         ---------        ------------

ASSETS
Cash and due from banks....       $   35,407       $   35,479       $   27,114       $   25,149        $   24,258
Short-term investments.....            3,015            2,584            1,964            3,737             2,111
Investment securities --
   available for sale......          442,001          393,565          396,807          355,528           287,553
Loans held for sale........           11,966            6,578            2,330            5,176             5,093
Loans......................          936,016          881,916          815,672          777,312           737,425
   Less:  Allowance for
      loan losses..........          (11,116)         (10,190)          (9,081)          (8,540)           (7,832)
                                  ----------       ----------       ----------       ----------        ----------
   Net loans...............          924,900          871,726          806,591          768,772           729,593
                                  ----------       ----------       ----------       ----------        ----------
Premises and equipment, net            6,438            6,472            5,271            3,937             4,003
Goodwill and other
   intangibles.............           11,077           10,805           10,805           10,805            10,931
Other assets...............           23,301           22,766           23,522           23,335            19,863
                                  ----------       ----------       ----------       ----------        ----------
   Total Assets............       $1,458,105       $1,349,975       $1,274,404       $1,196,439        $1,083,405
                                  ==========       ==========       ==========       ==========        ==========

LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits................       $   84,649       $   79,530       $   70,244       $   64,285        $   68,591
Interest bearing demand
   deposits................           60,177           57,526           57,127           54,066            47,593
Savings and money market
   deposits................          480,110          417,541          379,726          363,351           370,451
Time deposits..............          572,308          566,333          523,774          485,498           351,312
                                  ----------       ----------       ----------       ----------        ----------
   Total deposits..........        1,197,244        1,120,930        1,030,871          967,200           837,947
Funds borrowed.............          144,982          119,714          144,576          135,979           154,141
Long-term debt -- Trust
   Preferred Securities....           20,000           20,000           20,000           20,000            20,000
Minority Interest in
   Lodestar Investment
   Counsel.................                1               --               --               --                --
Other liabilities..........           15,958           13,505            9,498            8,141             8,860
                                  ----------       ----------       ----------       ----------        ----------
   Total liabilities.......        1,378,185        1,274,149        1,204,945        1,131,320         1,020,948
Stockholders' equity.......           79,920           75,826           69,459           65,119            62,457
                                  ----------       ----------       ----------       ----------        ----------
      Total Liabilities
        and Stockholders'
        Equity.............       $1,458,105       $1,349,975       $1,274,404       $1,196,439        $1,083,405
                                  ==========       ==========       ==========       ==========        ==========


                              PRIVATEBANCORP, INC.
                       AVERAGE YEAR-TO-DATE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                DECEMBER 31,     SEPTEMBER 30,    JUNE 30,         MARCH 31,       DECEMBER 31,
                                    2002              2002          2002             2002              2001
                                ------------     -------------    --------         ---------       ------------
ASSETS
Cash and due from banks....      $   30,828       $   29,285      $   26,137        $   25,149         $ 22,374
Short term investments.....           2,822            2,758           2,846             3,737            4,862
Investment securities --
   available for sale......         397,205          382,105         376,282           355,528          235,447
Loans held for sale........           6,531            4,700           3,745             5,176            2,098
Loans......................         853,243          825,349         796,598           777,312          669,114
   Less:  Allowance for
      loan losses..........          (9,740)          (9,276)         (8,812)           (8,540)          (7,028)
                                 ----------       ----------      ----------        ----------         --------
   Net loans...............         843,503          816,073         787,786           768,772          662,086
                                 ----------       ----------      ----------        ----------         --------
Premises and equipment, net           5,515            5,229           4,667             3,937            4,128
Goodwill and other
   intangibles.............          10,874           10,805          10,805            10,805           11,234
Other assets...............          23,071           23,001          23,118            23,335           12,695
                                 ----------       ----------      ----------        ----------         --------
      Total Assets.........      $1,320,349       $1,273,956      $1,235,386        $1,196,439         $954,924
                                 ==========       ==========      ==========        ==========         ========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits................      $   74,743       $   71,385      $   67,244        $   64,285         $ 59,998
Interest bearing demand
   deposits................          57,242           56,252          55,605            54,066           44,231
Savings and money market
   deposits................         410,522          387,070         371,584           363,351          326,198
Time deposits..............         537,297          525,497         504,742           485,498          318,510
                                 ----------       ----------      ----------        ----------         --------
   Total deposits..........       1,079,804        1,040,204         999,175           967,200          748,937
Funds borrowed.............         136,292          133,364         140,302           135,979          120,585
Long-term debt -- Trust
   Preferred Securities....          20,000           20,000          20,000            20,000           17,918
Minority Interest in
   Lodestar Investment
   Counsel.................              --               --              --                --               --
Other liabilities..........          11,682           10,230           8,553             8,141            8,953
                                 ----------       ----------      ----------        ----------         --------
   Total liabilities.......       1,247,778        1,203,798       1,168,030         1,131,320          896,393
Stockholders' equity.......          72,571           70,158          67,356            65,119           58,531
                                 ----------       ----------      ----------        ----------         --------
      Total Liabilities
        and Stockholders'
        Equity.............      $1,320,349       $1,273,956      $1,235,386        $1,196,439         $954,924
                                 ==========       ==========      ==========        ==========         ========